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		     SECURITIES AND EXCHANGE COMMISSION
			 Washington, D. C.   20549


				 FORM 8-K/A


			       CURRENT REPORT

		     Pursuant to Section 13 or 15(d) of
		    The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 23, 2001
						  -----------------

Commission File Number 333-69895

		      THE OHIO CASUALTY INSURANCE COMPANY
                             EMPLOYEE SAVINGS PLAN
	     (Exact name of registrant as specified in its charter)

				      OHIO
	 (State or other jurisdiction of incorporation or organization)

				   31-0396250
		      (I.R.S. Employer Identification No.)

			9450 Seward Road, Fairfield, Ohio
		    (Address of principal executive offices)

				      45014
				   (Zip Code)

				 (513) 603-2400
			 (Registrant's telephone number)


				 Not Applicable
	   (Former name or former address, if changed since last report)





			 Index to Exhibits  - Page 3

			      Page 1 of 3 Pages
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	     THE OHIO CASUALTY INSURANCE COMPANY EMPLOYEE SAVINGS PLAN

				 FORM 8-K/A

			   Dated:  June 26, 2001

			 CURRENT REPORT ON FORM 8-K

			    Dated: March 1, 2001

	The Ohio Casualty Insurance Company Employee Savings Plan (the "Plan") hereby amends its Current Report on Form 8-K dated March 1, 2000 to denote June 26, 2001 as the date on which PricewaterhouseCoopers LLP ceased performance of its duties as independent public accountant for the Plan. In Item (a)(4), the date of February 23, 2001 has been changed to June 26, 2001. In Item (a)(5), the date of February 28, 2001 has been changed to June 26, 2001. In Items (a)(2) and (a)(4), the date of December 31, 1999 has been changed to December 31, 2000.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------    ---------------------------------------------

(a) (1) PricewaterhouseCoopers LLP has been the independent public accountant for The Ohio Casualty Insurance Company Employee Savings Plan (the "Plan"). On February 23, 2001, the Plan informed PricewaterhouseCoopers LLP that it would be dismissed as the Plan's independent public accountant upon completion of the audit for the fiscal year ended December 31, 2000.

     (2) For the two fiscal years ended December 31, 2000, the report of PricewaterhouseCoopers LLP on the Plan's consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles.

     (3) The decision to change the independent public accountant was recommended by the Retirement Committee of Ohio Casualty Corporation and approved by the Directors of The Ohio Casualty Insurance Company.

     (4) During the Plan's two fiscal years ended December 31, 2000 and through June 21, 2001, there were no disagreements between PricewaterhouseCoopers LLP and the Plan regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference thereto in its report on the financial statements for such years.

     (5) The Plan has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 26, 2001, is filed as Exhibit 16 to this Form 8-K/A.


				      2

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT, CONTINUED
------    --------------------------------------------------------

(b) On February 23, 2001, the Directors of The Ohio Casualty Insurance Company approved the engagement of Ernst & Young LLP as independent public accountant for the Plan for the fiscal year ending December 31, 2001. During the Plan's two most recent fiscal years, and through February 23, 2001, the Plan did not consult with Ernst & Young LLP as to any type of audit opinion that might be rendered on the Plan's financial statements and the Plan did not consult with Ernst Young LLP as to any matter that was either the subject of a disagreement or reportable event.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
------    ---------------------------------

	  Exhibit No.     Description
	  ----------      -----------

	       16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission



				 SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



					The Ohio Casualty Insurance Company
                                        Employee Savings Plan
					-----------------------------------
						    (Registrant)




June 26, 2001                           /s/ Howard L. Sloneker III
					-----------------------------------
					Howard L. Sloneker III
					Member of the Retirement Committee


				 EXHIBIT INDEX
				 -------------

			 Current Report on Form 8-K/A
			     Dated  June 26, 2001


Exhibit No.     Description
----------      -----------

    16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission


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